UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07420

Exact name of registrant as specified in charter:	Delaware Investments Minnesota
Municipal Income Fund II, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Minnesota Municipal Income Fund II, Inc.

June 30, 2008

	Principal
	Amount	Value
Municipal Bonds – 160.30%
Corporate-Backed Revenue Bonds – 6.39%
Anoka County Solid Waste Disposal (National Rural Utility) Series A 6.95% 12/1/08 (AMT)	$155,000	$156,511
Cloquet Pollution Control Revenue Refunding (Potlatch Project) 5.90% 10/1/26	5,500,000	5,280,550
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	3,130,887
Minneapolis Community Development Agency Supported (Limited Tax Common Bond Fund)
Series A 6.75% 12/1/25 (AMT)	865,000	899,557
Sartell Environmental Improvement Revenue Refunding (International Paper) Series A 5.20% 6/1/27	1,000,000	889,770
		10,357,275
Education Revenue Bonds – 6.19%
Minnesota State Higher Education Facilities Authority Revenue
(Augsburg College) Series 6-J1 5.00% 5/1/28	1,500,000	1,418,670
(College of St. Benedict) Series 5-W
5.00% 3/1/20	2,000,000	1,946,440
5.25% 3/1/24	300,000	293,616
(St. Catherine College) Series 5-N1 5.375% 10/1/32	1,500,000	1,463,145
(St. Johns University) Series 6-U 4.75% 10/1/28	1,135,000	1,108,929
(St. Mary's University) Series 5-U 4.80% 10/1/23	1,400,000	1,308,090
(St. Thomas University) Series 5-Y 5.00% 10/1/24	1,000,000	1,006,860
St. Cloud Housing & Redevelopment Authority Revenue (State University Foundation Project) 5.00% 5/1/23	1,000,000	1,018,430
University of the Virgin Islands Series A 5.375% 6/1/34	500,000	477,785
		10,041,965
Electric Revenue Bonds – 21.40%
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	250,000	256,340
Minnesota State Municipal Power Agency Electric Revenue Series A
5.00% 10/1/34	6,500,000	6,350,825
5.25% 10/1/19	1,610,000	1,667,960
Southern Minnesota Municipal Power Agency Supply System Revenue
•&[1] 5.25% 1/1/14 (AMBAC)	14,000,000	14,913,640
•&[2] 5.25% 1/1/15 (AMBAC)	3,000,000	3,207,540
Series A 5.25% 1/1/16 (AMBAC)	1,500,000	1,606,440
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/30 (MBIA)	6,790,000	6,693,243
		34,695,988
Escrowed to Maturity Bonds – 17.28%
Dakota/Washington Counties Housing & Redevelopment Authority Revenue (Bloomington
Single Family Residential Mortgage) 8.375% 9/1/21 (GNMA) (FHA) (VA) (AMT)	8,055,000	10,722,654
Southern Minnesota Municipal Power Agency Supply System Revenue
Series B 5.75% 1/1/11 (FGIC)	770,000	793,755
Series B Refunding 5.50% 1/1/15 (AMBAC)	390,000	405,830
St. Paul Housing & Redevelopment Authority Sales Tax (Civic Center Project)
5.55% 11/1/23 (MBIA)	4,200,000	4,416,678
5.55% 11/1/23	2,300,000	2,418,657
University of Minnesota Hospital & Clinics 6.75% 12/1/16	2,580,000	3,031,810
University of Minnesota Series A 5.50% 7/1/21	4,000,000	4,469,200
Western Minnesota Municipal Power Agency Supply Revenue Series A 6.625% 1/1/16	1,535,000	1,750,821
		28,009,405
Health Care Revenue Bonds – 14.95%
Bemidji Health Care Facilities First Mortgage Revenue (North Country Health Services) 5.00% 9/1/24 (RADIAN)	1,500,000	1,473,795
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project) 5.00% 4/1/25	2,000,000	1,858,160
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital) 5.25% 5/1/37	2,000,000	1,951,960
(North Memorial Health Care) 5.00% 9/1/29	1,515,000	1,461,581

Minneapolis Health Care System Revenue (Fairview Health Services) Series D
5.00% 11/15/30 (AMBAC)	1,500,000	1,474,140
5.00% 11/15/34 (AMBAC)	3,250,000	3,175,771
Minnesota Agricultural & Economic Development Board Revenue Un-Refunded Balance
(Fairview Health Care System) Series A
5.75% 11/15/26 (MBIA)	100,000	102,129
6.375% 11/15/29	195,000	201,772
North Oaks, Minnesota Senior Housing Revenue (Presbyterian Homes) 6.25% 10/1/47	1,500,000	1,456,320
Northfield Hospital Revenue 5.375% 11/1/31	750,000	700,380
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,560,000	1,454,996
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/18 (MBIA)	2,380,000	2,465,656
(Healthpartners Obligation Group Project) 5.25% 5/15/36	2,000,000	1,812,980
(Regions Hospital Project) 5.30% 5/15/28	1,000,000	953,860
St. Paul Housing & Redevelopment Authority Revenue
(Franciscan Health Project-Elderly) 5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,719,116
Winona Health Care Facilities Revenue Refunding (Winona Health Obligation Group) 5.00% 7/1/23	1,010,000	967,822
		24,230,438
Housing Revenue Bonds – 9.46%
Chanhassen Multifamily Housing Revenue Refunding (Heritage Park Apartments
Project) 6.20% 7/1/30 (FHA) (AMT) (HUD Section 8)	1,105,000	1,108,779
Dakota County Housing & Redevelopment Authority Single Family Mortgage Revenue
5.85% 10/1/30 (GNMA) (FNMA) (AMT)	11,000	11,013
@Harmony Multifamily Housing Revenue (Zedakah Foundation Project) Series A 5.95% 9/1/20 (HUD Section 8)	1,000,000	918,270
Minneapolis Multifamily Housing Revenue
•(Gaar Scott Loft Project) 5.95% 5/1/30 (AMT) (LOC - U.S Bank N.A.)	930,000	943,280
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	845,000	845,431
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	2,000,000	1,929,940
(Sumner Housing Project) Series A 5.15% 2/20/45 (GNMA) (AMT)	3,575,000	3,273,770
•Minnesota Housing Finance Agency Residential Housing Series D 4.75% 7/1/32 (AMT)	1,000,000	894,590
Minnesota State Housing Finance Agency Revenue
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	923,970
Series D 5.95% 2/1/18 (MBIA)	130,000	130,354
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,770,000	1,722,883
Series I 5.15% 7/1/38 (AMT)	1,000,000	944,660
(Single Family Mortgage) Series J 5.90% 7/1/28 (AMT)	965,000	968,291
Washington County Housing & Redevelopment Authority Revenue Refunding
(Woodland Park Apartments Project) 4.70% 10/1/32	750,000	724,253
		15,339,484
Lease Revenue Bonds – 9.65%
Puerto Rico Public Buildings Authority Revenue Un-Refunded Balance (Guaranteed Government Facilities Bonds)
Series D 5.25% 7/1/27	530,000	521,865
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
5.00% 12/1/22	2,385,000	2,464,659
5.25% 12/1/27	4,800,000	4,902,143
Series 3-12 5.125% 12/1/27	1,000,000	1,017,790
(Robert Street Office Building Project)
Series 3-11 5.00% 12/1/27	3,045,000	3,096,887
Series 9 5.25% 12/1/27	2,000,000	2,048,960
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	680,000	658,940
5.375% 10/1/30	965,000	925,638
		15,636,882

Local General Obligation Bonds – 22.45%
Dakota County Community Development Agency Governmental Housing Refunding
(Senior Housing Facilities) Series A 5.00% 1/1/23	1,100,000	1,130,712
Duluth Independent School District #709 Revenue Certificates of Participation Series A 4.25% 2/1/20 (FSA)	2,000,000	2,010,740
Farmington Independent School District #192
Series A 5.00% 2/1/23 (FSA)	2,280,000	2,336,840
Series B 5.00% 2/1/27 (FSA)	1,500,000	1,541,415
Hennepin County Regional Railroad Authority 5.00% 12/1/26	3,500,000	3,535,874
Hennepin County Series B 5.00% 12/1/18	2,300,000	2,375,256
Lakeville Independent School District #194 Series A 4.75% 2/1/22 (FSA)	2,000,000	2,037,020
Metropolitan Council Minneapolis St. Paul Metropolitan Area Waste Water Treatment Series B
4.375% 12/1/27	1,500,000	1,462,560
5.00% 12/1/21	2,000,000	2,078,300
5.00% 3/1/28	500,000	515,745
Minneapolis Refunding (Sports Arena Project) 5.125% 10/1/20	750,000	751,200
Minneapolis Special School District #001 5.00% 2/1/19 (FSA)	1,175,000	1,215,538
Moorhead Economic Development Authority Tax Increment Series A 5.25% 2/1/25 (MBIA)	1,000,000	1,033,870
Moorhead Improvement Series B 5.00% 2/1/33 (MBIA)	3,250,000	3,279,803
Mounds View Independent School District #621 Series A 5.00% 2/1/23 (FSA)	2,020,000	2,070,864
Princeton Independent School District Refunding #477 Series A 5.00% 2/1/24 (FSA)	1,000,000	1,035,100
Robbinsdale Independent School District #281 5.00% 2/1/21 (FSA)	500,000	511,665
South Washington County School District #833 Series A 4.75% 2/1/25	1,000,000	1,021,600
Washington County Housing & Redevelopment Authority Refunding Series B
5.50% 2/1/22 (MBIA)	1,705,000	1,744,948
5.50% 2/1/32 (MBIA)	2,140,000	2,163,433
Willmar (Rice Memorial Hospital Project) 5.00% 2/1/32 (FSA)	2,500,000	2,533,600
		36,386,083
§Pre-Refunded Bonds – 32.61%
Andover Economic Development Authority Public Facilities Lease Revenue (Andover Community Center)
5.20% 2/1/29-14	1,000,000	1,069,310
5.125% 2/1/24-14	500,000	532,785
Centennial Independent School District #012 Series A 5.00% 2/1/20-12 (FSA)	800,000	842,464
Chaska Electric Revenue Series A 6.00% 10/1/25-10	1,000,000	1,066,970
Duluth Minnesota Economic Development Authority Health Care Facilities Revenue
(Benedictine Health System-St. Mary's Hospital) 5.25% 2/15/33-14	5,000,000	5,423,900
Elk River Independent School District #728 Series A 5.00% 2/1/16-14 (FGIC)	1,500,000	1,593,165
Metropolitan Council Minneapolis/St. Paul Metropolitan Area Waste Water Treatment Series C 5.00% 2/1/22-11	1,000,000	1,047,760
Minneapolis Community Development Agency (Limited Tax Common Bond Fund)
Series G-1 5.70% 12/1/19-11	1,100,000	1,174,613
Series G-3 5.45% 12/1/31-11	1,000,000	1,067,320
Minneapolis Health Care System Revenue
(Allina Health Systems) Series A 5.75% 11/15/32-12	3,200,000	3,493,664
(Fairview Health Services) Series A 5.625% 5/15/32-12	2,750,000	2,989,690
Minneapolis/St. Paul Metropolitan Airports Commission Revenue
Series A 5.125% 1/1/25-09 (FGIC)	900,000	923,391
Series C 5.25% 1/1/32-11 (FGIC)	6,000,000	6,335,820
Minnesota Agricultural & Economic Development Board Revenue (Fairview Health Care System)
Series A 6.375% 11/15/29-10	6,105,000	6,660,005
Morris Independent School District #769 5.00% 2/1/28-13 (MBIA)	3,750,000	3,975,375
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series D 5.25% 7/1/38-12	1,000,000	1,058,890
Puerto Rico Commonwealth Public Improvement Revenue Series A 5.00% 7/1/27-12	1,250,000	1,336,575
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series D 5.25% 7/1/27-12	1,470,000	1,553,775
Rochester Electric Utility Revenue 5.25% 12/1/30-10 (AMBAC)	600,000	634,506
Southern Minnesota Municipal Power Agency Supply Revenue Refunding Series A 5.75% 1/1/18-13	3,715,000	3,948,674
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) Series B 5.25% 7/1/30-14	1,250,000	1,360,800
St. Michael Independent School District #885
5.00% 2/1/22-12 (FSA)	2,000,000	2,106,160
5.00% 2/1/24-12 (FSA)	1,125,000	1,184,715
Waconia Health Care Facilities Revenue (Ridgeview Medical Center Project) Series A 6.10% 1/1/19-10 (RADIAN)	1,405,000	1,477,765
		52,858,092

Special Tax Revenue Bonds – 5.81%
Hennepin County Sales Tax 5.00% 12/15/24	2,315,000	2,428,782
Minneapolis Art Center Facilities Revenue (Walker Art Center Project) 5.125% 7/1/21	4,250,000	4,343,585
Minneapolis Community Development Agency Supported Common Bond Fund Series 5 5.70% 12/1/27	375,000	376,440
Minneapolis Development Revenue (Limited Tax Supported Common Bond Fund) Series 1 5.50% 12/1/24 (AMT)	1,000,000	1,012,830
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue Series B 5.00% 7/1/46	800,000	768,488
Virgin Islands Public Finance Authority Revenue (Senior Lien Matching Fund Loan Notes) Series A 5.25% 10/1/23	500,000	492,230
		9,422,355
State General Obligation Bonds – 6.35%
Minnesota State 5.00% 8/1/21	5,025,000	5,206,754
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/16 (Assured Gty)	750,000	793,035
5.25% 7/1/15	1,100,000	1,120,306
5.50% 7/1/17	1,100,000	1,130,250
Refunding 5.50% 7/1/19 (MBIA)	1,000,000	1,031,240
Puerto Rico Government Development Bank Senior Notes Series B 5.00% 12/1/14	1,000,000	1,007,930
		10,289,515
Transportation Revenue Bonds – 7.76%
Minneapolis/St. Paul Metropolitan Airports Commission Revenue Series A
5.00% 1/1/22 (MBIA)	3,000,000	3,027,660
5.00% 1/1/28 (MBIA)	2,120,000	2,101,747
5.25% 1/1/16 (MBIA)	1,000,000	1,043,500
Minneapolis/St. Paul Metropolitan Airports Commission Revenue Series B
5.00% 1/1/35 (AMBAC)	2,000,000	1,959,720
5.25% 1/1/24 (FGIC) (AMT)	1,000,000	964,050
St. Paul Housing & Redevelopment Authority Parking Revenue (Block 19 Ramp Project) Series A
5.35% 8/1/29 (FSA)	3,350,000	3,481,789
		12,578,466
Total Municipal Bonds (cost $256,459,318)		259,845,948
•Short-Term Investments – 0.69%
Variable Rate Demand Notes – 0.69%
University of Minnesota Series A 1.60% 1/1/34 (SPA - Landesbank Hessen)	820,000	820,000
St. Paul Housing & Redevelopment Authority Revenue (Pur-Cretin-Derham Hall Project) 1.57% 2/1/26	300,000	300,000
Total Short-Term Investments (cost $1,120,000)		1,120,000

Total Value of Securities – 160.99%
(cost $257,579,318)		260,965,948
Liabilities Net of Receivables and Other Assets (See Notes) – (2.38%)*		(3,866,828)
Liquidation Value of Preferred Stock – (58.61%)		(95,000,000)
Net Assets Applicable to 11,504,975 Shares Outstanding – 100.00%		$162,099,120

&1Security held in a trust in connection with the Inverse Floater security $7,000,000 6.435%, 1/1/14.
&1Security held in a trust in connection with the Inverse Floater security $1,500,000, 6.435%, 1/1/15.
§Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of June 30, 2008.
@Illiquid security. At June 30, 2008, the aggregate amount of illiquid security was $918,270, which represented 0.57% of the Fund’s net assets. See Note 4 in “Notes.”
*Includes $8,500,000 in liability for Inverse Floater programs. See Note 3 in “Notes.”

For additional information on the Inverse Floater programs, see Note 3 in “Notes”.

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
Assured Gty – Insured by the Assured Guaranty Corporation
FGIC – Insured by the Financial Guaranty Insurance Company
FHA – Insured by the Federal Housing Administration
FNMA – Insured by Federal National Mortgage Association

FSA – Insured by Financial Security Assurance
GNMA – Insured by Government National Mortgage Association
HUD – Housing and Urban Development
LOC – Letter of Credit
MBIA – Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
SPA-Standard Purchase Agreement
VA – Insured by the Veterans Administration

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Minnesota Municipal Income Fund II, Inc. (Fund).

Security Valuation – Long-term debt securities are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors/Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interest and Related Expenses – Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes, whereby the cash received is recorded as liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

At June 30, 2008, the Fund had an average daily liability from the participation in inverse floater program of $8,500,000 and recorded interest expense at an average rate of 3.00%.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At June 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$249,079,318
Aggregate unrealized appreciation	7,586,648
Aggregate unrealized depreciation	(4,200,017)
Net unrealized appreciation	$3,386,631

For federal income tax purposes, at March 31, 2008, capital loss carryforwards of $194,046 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $175,804 expires in 2009, $8,416 expires in 2010, and $9,826 expires in 2013.

Effective April 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entities own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs that are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the above FAS 157 fair value hierarchy levels as of June 30, 2008:

Securities
Level 1	$-
Level 2	260,965,948
Level 3	-
Total	$260,965,948

3. Inverse Floaters
The Fund may participate in inverse floater programs where it transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Fund are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Fund typically uses inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio's sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Fund transferred to the trust, the Fund seeks to adjust its portfolio's sensitivity to changes in interest rates. The Fund may also invest in inverse floaters to add additional income to the Fund or to adjust the Fund's exposure to a specific segment of the yield curve. Securities held in trust relating to inverse floater program are identified on the schedule of investments.

4. Credit and Market Risk
The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because the Fund’s net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2008, 28% of the Fund’s net assets, including liquidation value of preferred stock, were insured by bond insurers. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Preferred Shares
Beginning in February 2008, remarketing of the Fund’s shares failed. A remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all of the shares that current holders wish to sell in a remarketing. A failed remarketing means that the current holders retain their preferred shares until the next periodic remarketing (for the Fund, periodic remarketings are typically 28 days but are generally 7 days when a remarketing fails), and the dividend rate for the next dividend period is automatically set to the maximum dividend rate established by the Fund’s governing instruments. The Fund’s preferred shares maximum rate is calculated as 110% of the higher applicable AA composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These developments generally do not affect the management or investment policies of the Fund. However, one implication of these failed remarketings for common shareholders is that the Fund’s cost of leverage may be higher than it otherwise would have been had the remarketing continued to be successful. If this is the case, the Fund’s future common share earnings may be lower than they otherwise would have been.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: